Exhibit 12(b).1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. 1350

In connection with the report on Form N-CSR for the period ended June 30, 2013 of Priority Senior Secured Income Fund, Inc., as filed with the Securities and Exchange Commission on the date hereof, I, M. Grier Eliasek, the Chief Executive Officer of the registrant, hereby certify, to the best of my knowledge, that:

1.              The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.              The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer
Date: August 23, 2013

Exhibit 12(b).2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. 1350

In connection with the report on Form N-CSR for the period ended June 30, 2013 of Priority Senior Secured Income Fund, Inc., as filed with the Securities and Exchange Commission on the date hereof, I, Frank V. Saracino, the Chief Financial Officer of the registrant, hereby certify, to the best of my knowledge, that:

1.              The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.              The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Frank V. Saracino
Frank V. Saracino
Chief Financial Officer
Date: August 23, 2013